Exhibit 99.1

SITO Mobile Reports March 31, 2016 Quarterly Financial Results

Quarterly Revenue of $6.5 Million Up 72% Year-Over-Year; Led by Media Placement Revenue, Up 200% Year-Over-Year

JERSEY CITY, N.J., May 16, 2016 (GLOBE NEWSWIRE) -- SITO Mobile Ltd. (NASDAQ: SITO), a leading mobile engagement platform, today announced its results for the quarter ended March 31, 2106.

Business Highlights for March 31, 2016 Quarter

●	TOTAL REVENUE: $6.5 million, an increase of 72% year-over-year.

●	MEDIA PLACEMENT REVENUE: (SITO Mobile’s programmatic advertising revenue) was $4.9 million, an increase of 200% year-over-year.

●	GROSS PROFIT: $3.4 million (53% gross margin) for the March 31, 2016 quarter, up from $2.1 million (56% gross margin) for the March 31, 2015 quarter. (Please refer to the supplemental schedule below for calculation of Gross Profit and Gross Margin)

“We’ve begun 2016 with strong results and accelerating momentum” said Jerry Hug, CEO of SITO Mobile. “We’re seeing higher levels of customer engagement in our Media Placement business – resulting in strong growth in bookings. Our Media Placement revenue is driven largely by our Verified Walk-In measurement and attribution solution, which continues to bring excellent mobile campaign results for our clients. We’re continually improving our platform and adding new capabilities along with new data and distribution partners, creating even better and broader reaching mobile engagement solutions. As we move forward in 2016, our product enhancements combined with client success-to-date are bringing more clients, more campaigns and larger campaign size to SITO Mobile. Altogether, we are driving record bookings and we are looking forward to producing significant Media Placement revenue growth for the current quarter, the balance of the year and beyond.”

Conference call information:

Date: Monday, May 16, 2016
Time: 4:30 P.M. Eastern Time (ET)
Dial in Number for U.S. & Canadian Callers: 877-407-8293
Dial in Number for International Callers (Outside U.S. & Canada): 201-689-8349

Participating on the call will be SITO Mobile's Chief Executive Officer Jerry Hug and Chief Financial Officer Kurt Streams. To join the live conference call, please dial into the above referenced telephone numbers five to ten minutes prior to the scheduled conference call time.

A replay will be available for 2 weeks starting on May 16, 2016 at approximately 8:00 P.M. ET. To access the replay, please dial 877-660-6853 in the U.S. and 201-612-7415 for international callers. The conference ID# is 13636445.

About SITO Mobile Ltd.

SITO Mobile provides a mobile engagement platform that enables brands to increase awareness, loyalty, and ultimately sales. For more information, visit www.sitomobile.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, sales growth, our reliance on brand owners and wireless carriers, the possible need for additional capital as well as other risks identified in our filings with the SEC. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

[FINANCIAL TABLES TO FOLLOW]

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SITO Mobile, Ltd.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended		For the Six Months Ended
	March 31,		March 31,
	2016	2015	2016	2015

Revenue
Media placement	$4,861,500	$1,627,500	$10,206,970	$2,916,589
Wireless applications	1,490,650	2,004,316	3,112,975	4,429,082
Licensing and royalties	135,419	135,004	380,747	268,585
Total Revenue	6,487,569	3,766,820	13,700,692	7,614,256

Costs and Expenses
Cost of Revenue (including $252,494 and $149,708 in amortization expense for the three months ended March 31, 2016 and 2015 respectively, and $472,270 and $273,255 for the six months ended March 31, 2016 and March 31, 2015 respectively)	3,056,596	1,644,266	6,505,852	3,492,453
Sales and marketing (including stock based compensation)	2,100,019	847,996	3,977,358	1,520,067
General and administrative (including stock based compensation)	1,897,268	1,164,752	3,480,851	2,545,606
Depreciation and amortization	164,360	68,081	383,585	133,278

Total costs and expenses	7,218,243	3,725,095	14,347,646	7,691,404

(Loss) Income from operations	(730,674)	41,725	(646,954)	(77,148)

Other Income (Expenses)
Interest income	-	54,189	-	54,189
Interest expense	(440,022)	(434,425)	(911,821)	(851,803)

Net loss before income taxes	(1,170,696)	(338,511)	(1,558,775)	(874,762)

Provision for income taxes	-	-	-	-

Net loss	$(1,170,696)	$(338,511)	$(1,558,775)	$(874,762)

Basic and diluted loss per share	$(0.07)	$(0.02)	$(0.09)	$(0.06)

Weighted average shares outstanding	17,221,412	15,366,261	17,188,265	15,346,048

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Non-GAAP Financial Measures

This press release uses Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA should not be considered a replacement for, and should be read together with, the most comparable GAAP financial measure, which is Operating Profit (Loss). A reconciliation of Adjusted EBITDA to Operating Profit (Loss) is included herein.

To supplement our financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures in this press release, including EBITDA. The Company believes that non-GAAP financial measures are helpful in understanding its past financial performance and potential future results, particularly in light of the effect of various acquisition transactions effected by the Company. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for or superior to comparable GAAP measures and should be read in conjunction with the consolidated financial statements prepared in accordance with GAAP.

Management excludes stock based compensation expense because they believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors to make more meaningful comparisons between our operating results and those of other companies. Accordingly, management believes that excluding this expense provides investors and management with greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may also facilitate comparison with the results of other companies in our industry. Management uses Adjusted EBITDA in managing and analyzing its business and financial condition. Management believes that the presentation of non-GAAP financial measures provides investors greater transparency into ongoing results of operations allowing investors to better compare the Company's results from period to period.

SITO Mobile, Ltd.

Non-GAAP Financial Measures	For the Three Months Ended
	March 31,
	2016	2015

Net Loss	$(1,170,696)	$(338,511)
Adjustments to reconcile net loss to EBITDA:
Depreciation and amortization expense included in costs and expenses:
Amortization included in cost of revenue	252,494	149,708
Depreciation and other amortization	164,360	68,081
Total depreciation and amortization expense	416,854	217,789
Interest income		(54,189)
Interest expense	440,022	434,425
Provision for income taxes	-	-

EBITDA	$(313,820)	$259,514

Adjustments to reconcile EBITDA:
Stock based compensation expense included in costs and expenses:
Sales and marketing	74,150	23,115
General and administrative	299,353	126,851
Total stock based compensation expense	373,503	149,966

Adjusted EBITDA	$59,683	$409,480

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SITO Mobile, Ltd.

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	September 30,
	2016	2015
	(Unaudited)

Assets
Current assets
Cash and cash equivalents	$1,683,450	$2,004,139
Accounts receivable, net - current portion	6,344,822	4,265,481
Other prepaid expenses	133,701	312,606

Total current assets	8,161,973	6,582,226

Property and equipment, net	539,568	610,161

Other assets
Accounts receivable, net	-	225,000
Capitalized software development costs, net	1,774,856	1,403,397
Intangible assets:
Patents	407,194	493,952
Patent applications cost	936,303	826,074
Other intangible assets, net	1,642,257	1,837,227
Goodwill	6,444,225	6,444,225
Deferred loan costs, net	65,952	92,842
Other assets including security deposits	84,000	83,576

Total other assets	11,354,787	11,406,293

Total assets	$20,056,328	$18,598,680

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SITO Mobile, Ltd.

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	September 30,
	2016	2015
	(Unaudited)

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$5,517,438	$2,339,189
Accrued expenses	1,560,625	1,062,097
Deferred revenue	314,921	595,669
Current obligations under capital lease	7,520	15,858
Note payable, net - current portion	1,677,953	3,575,024

Total current liabilities	9,078,457	7,587,837

Long-term liabilities
Obligations under capital lease	5,363	7,023
Note payable	5,972,101	5,690,124

Total long-term liabilities	5,977,464	5,697,147

Total liabilities	15,055,921	13,284,984

Stockholders' Equity
Preferred stock, $.0001 par value, 5,000,000 shares authorized; none outstanding	-	-
Common stock, $.001 par value; 100,000,000 shares authorized, 17,355,478 shares issued and outstanding as of March 31, 2016 and $.001 par value; 300,000,000 shares authorized, 17,155,478 shares issued and outstanding as of September 30, 2015	17,356	17,156
Additional paid-in capital	145,479,550	144,234,264
Accumulated deficit	(140,496,499)	(138,937,724)

Total stockholders' equity	5,000,407	5,313,696

Total liabilities and stockholders' equity	$20,056,328	$18,598,680

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SITO Mobile, Ltd.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended
	March 31,
	2016	2015

Cash Flows from Operating Activities
Net loss	$(1,558,775)	$(874,762)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expense	91,448	53,957
Amortization expense - software development costs	472,270	273,255
Amortization expense - patents	97,167	82,272
Amortization expense - discount of debt	339,592	269,276
Amortization expense - deferred costs	26,890	23,530
Amortization expense - intangible assets	194,970	-
Provision for bad debt	251,872	5,500
Loss on disposition of assets	4,631	-
Stock based compensation	527,431	330,780
Changes in operating assets and liabilities:
(Increase) in accounts receivable, net	(2,106,213)	(749,489)
(Increase) in other receivable	-	(525,000)
Decrease (increase) in prepaid expenses	178,905	(87,390)
(Increase) decrease in other assets	(424)	29,967
Increase in accounts payable	3,178,249	1,342,882
Increase (decrease) in accrued expenses	498,528	(283,349)
(Decrease) increase in deferred revenue	(280,748)	188,957
Increase (decrease) in accrued interest	221,650	(425,923)

Net cash provided by (used in) operating activities	2,137,443	(345,537)

Cash Flows from Investing Activities
Patents and patent applications costs	(120,638)	(244,490)
Purchase of property and equipment	(25,486)	(129,164)
Capitalized software development costs	(843,729)	(623,102)

Net cash used in investing activities	$(989,853)	$(996,756)

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SITO Mobile, Ltd.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended
	March 31,
	2016	2015

Cash Flows from Financing Activities
Proceeds from issuance of common stock	$150,055	$1,050,000
Proceeds from issuance of note payable	-	8,205,816
Restructuring of debt	(100,000)	-
Principal reduction on obligation under capital lease	(9,998)	(9,801)
Principal reduction on repayment of debt	(1,508,336)	-
Principal reduction on convertible debt	-	(3,708,000)

Net cash (used in) provided by financing activities	(1,468,279)	5,538,015

Net increase in cash and cash equivalents	(320,689)	4,195,722

Cash and cash equivalents - Beginning of period	(2,004,139)	620,185

Cash and cash equivalents - Ending of period	1,683,450	$4,815,907

Supplemental Information:

Interest expense paid	$323,689	$984,919
Income taxes paid	$-	$-

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SITO Mobile, Ltd.

Supplemental Schedule

Amounts in thousands except percentages

	March 31, 2015		June 30, 2015		September 30, 2015		Fiscal Year 2015		December 31, 2015	March 31, 2016
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Reported
Revenue
Wireless Applications	2,004	2,004	1,387	1,387	1,347	1,347	7,163	7,163	1,622	1,491
Licensing and royalties	135	135	140	140	144	144	553	553	245	135
Media placement	1,628	1,628	2,154	2,154	3,023	3,023	8,094	8,094	5,345	4,862
Total Revenue	3,767	3,767	3,681	3,681	4,514	4,514	15,810	15,810	7,212	6,488

Cost of Revenue	1,580	1,644	1,445	1,807	1,513	2,164	6,358	7,463	3,449	3,057

Gross Profit	2,187	2,123	2,236	1,874	3,001	2,350	9,452	8,347	3,763	3,431
Gross Margin	58%	56%	61%	51%	66%	52%	59%	53%	52%	53%
Operating Expenses
General and administrative	1,155	1,164	1,459	1,474	2,241	2,254	6,226	6,273	1,584	1,897
Sales & marketing	912	848	1,268	906	1,849	1,198	4,729	3,624	1,877	2,100
Research and development	9	-	15	-	13	-	47	-	0	0
Loss on impairment of long-lived asset	-	-	-	-	831	-	831	831	0	0
Depreciation & amortization	68	68	77	77	209	209	419	419	219	164
Total Operating Expenses	2,144	2,080	2,819	2,457	5,143	4,492	12,252	11,147	3,680	4,162

Income (Loss) from Operations	43	43	(583)	(583)	(2,142)	(2,142)	(2,800)	(2,800)	83	(731)

Note: Certain reclassifications have been made to conform the fiscal 2015 quarterly amounts to the fiscal 2016 classifications for comparative purposes. The Company is reporting a vendor cost in cost or revenue that had been previously reported in sales and marketing expense and is reporting research and development cost in general and administrative expense. The changes are only expense reclassifications and do not affect revenue, total costs and revenues, income (loss) from operations, net income or any balance sheet accounts. Amounts affected by the reclassification are shown in bold in the table above.

Contact:

Investor Relations:

Joseph Wilkinson

SVP Investor Relations

Joseph.Wilkinson@sitomobile.com

Media Relations:

Matthew Bretzius

FischTank Marketing and PR

matt@fischtankpr.com

SOURCE SITO Mobile

RELATED LINKS
http://www.sitomobile.com

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